UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2018 (May 17, 2018)

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Commerce Street, Suite 300 Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 - Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of FB Financial Corporation (the “Company”) was held on May 17, 2018.  At the Annual Meeting, the Company’s shareholders elected nine (9) directors.  The final results of this vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William F. Andrews	26,731,745	1,649,967	0
James W. Ayers	25,835,890	2,545,822	0
J. Jonathan Ayers	25,845,290	2,536,422	0
Agenia Clark	27,011,982	1,369,730	0
James L. Exum	27,011,682	1,370,030	0
Christopher T. Holmes	26,255,929	2,125,783	0
Orrin H. Ingram	26,793,436	1,588,276	0
Stuart C. McWhorter	26,729,652	1,652,060	0
Emily J. Reynolds	27,011,982	1,369,730	0

Item 7.01 - Regulation FD Disclosure.

Members of the management team of the Company intend to conduct non-deal roadshow meetings with investors during the second fiscal quarter of 2018.  At these meetings, the Company’s management team will utilize a slide presentation to provide investors with useful supplemental information regarding the business trends and performance of the Company’s ongoing operations and to provide updated information with respect to the Company’s total mortgage operations.  A copy of the slide presentation that will be used is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

As has been publicized by various media and professional associations, the mortgage origination market continues to be negatively impacted by a variety of factors, including rising interest rates and the emergence of the government-sponsored enterprises (“GSE”) Credit Risk Transfer programs.  Accordingly, the Company is experiencing pressures on origination volumes and compression of margin on sales of those loans within its mortgage operations.

Previously, the Company had anticipated that the pre-tax contribution from its total mortgage operations, including both the Mortgage Segment and the retail footprint included in the Banking Segment, for 2018 would be similar to the results from 2017.  The Company is updating its views on the anticipated contribution from its total mortgage operations as reflected on slide 14 of the furnished Investor Presentation.  This updated mortgage information reflects a projected $3.0 million to $5.0 million relative decline in total mortgage pre-tax contribution from the second fiscal quarter through the fourth fiscal quarter of 2018, as compared to the second fiscal quarter through the fourth fiscal quarter of 2017.  This updated mortgage information includes increased internal funding costs that are offset by increased internal funding income in the Company’s Banking operations.  The estimated net pre-tax impact on the Company is a decrease of $2.0 million to $4.0 million, or $0.04 to $0.08 in earnings per diluted share, over this time period.

The information in this Item 7.01, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth below under Item 8.01 of this Report with respect to the non-GAAP financial information included in Appendix to the Investor Presentation.

Item 8.01 - Other Events.

The Investor Presentation furnished as Exhibit 99.1 to this Report contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures.  The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations.  The Company’s management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant gains and charges in the periods presented. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding its underlying operating performance and the analysis of ongoing operating trends.  However, the non-GAAP financial measures discussed in the Investor Presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP.  Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed in the Investor Presentation may differ from that of other companies reporting measures with similar names.  Readers should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures that the Company has discussed in the Investor Presentation when comparing such non-GAAP financial measures.

Below is a listing of the non-GAAP financial measures included in the Investor Presentation.

•
Adjusted net income and earnings per share, pro forma adjusted net income and earnings per share, the core efficiency ratio (tax equivalent basis), the Banking segment core efficiency ratio (tax-equivalent basis), the Mortgage segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets, equity and tangible common equity, pro forma adjusted return on average assets, equity and tangible common equity and pro forma adjusted total revenue are non-GAAP financial measures that exclude merger-related and conversion expenses, one time initial public offering equity grants, other real estate owned expenses and other selected items. The Company’s management uses these measures in their analysis of the Company’s performance. The Company’s management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrate the effects of significant gains and charges.

•
Tangible book value per common share and tangible common equity to tangible assets are non-GAAP financial measures that exclude the impact of goodwill and other intangibles and are used by the Company’s management to evaluate capital adequacy.  Because intangible assets such as goodwill and other intangibles vary extensively from company to company, the Company’s management believes that the presentation of these non-GAAP financial measures allows investors to more easily compare the Company’s capital position to other companies.

The Appendix of the Investor Presentation (“Appendix”) presents reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP measures.  The Appendix of the Investor Presentation, but no other portion of the Investor Presentation, is incorporated by reference into this Item 8.01.

Item 9.01 - Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Second Quarter 2018 Investor Presentation by FB Financial Corporation

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Report are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include statements relating to the Company’s business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, long-term performance goals, prospects, results of operations, the performance of the Company’s Banking Segment and Mortgage Segment, strategic initiatives, the benefits, cost and synergies of the Clayton Banks acquisition, and the timing, benefits, costs and synergies of future acquisitions, disposition and other growth opportunities, the performance of the banking and mortgage industry and the condition of the economy in general. These forward-looking statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies, expectations and projections, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “expectation,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts and are based upon the Company’s current expectations, estimates, assumptions and projections about its business, its industry and the economy in general. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, assumptions and projections will be achieved. Accordingly, the Company cautions readers of this Report that any such forward-looking statements are not guarantees of future performance or outcomes and are subject to various risks, assumptions and uncertainties. Although the Company believes that the expectations, estimates, assumptions and projections reflected in these forward-looking statements are reasonable as of the date of this Report, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important risks and other factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, those risks and other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 under the captions “Cautionary note regarding forward-looking statements” and “Risk Factors.” Many of these factors are beyond the Company’s ability to control or predict.

Because of these risks and other uncertainties, the Company’s actual results, performance or achievement, or industry results, may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this Report. The Company’s past results of operations are not necessarily indicative of its future results. Readers of this Report should not unduly rely on any forward-looking statements, which represent the Company’s beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. The Company undertakes no obligation to update these forward-looking statements as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By: /s/ James R. Gordon
James R. Gordon
Chief Financial Officer and Secretary

Date:            May 18, 2018